UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2026
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Allegheny Center
Nova Tower 2
Pittsburgh, Pennsylvania 15212
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrant, each whole warrant exercisable to purchase one share of Common Stock at an exercise price of $5.481	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Eos Energy Enterprises, Inc. (the “Company”) filed with the Securities and Exchange Commission on August 25, 2026 (the “Initial Form 8-K”), to supplement the Company’s disclosure under Item 5.02 of the Initial Form 8-K. The Initial Form 8-K reported, among other things, that Nathan Kroeker, the Company’s then Chief Commercial Officer, will depart from the Company on October 20, 2026. This Amendment is being filed solely for the purpose of amending the disclosure in the Initial Form 8-K to include a description of Mr. Kroeker’s separation agreement. This Amendment does not otherwise modify or update any other disclosures in the Initial Form 8-K.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the transition of his role and pending separation, on September 10, 2026, the Company entered into a separation agreement with Mr. Kroeker (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, in exchange for his execution and non-revocation of a release of claims and continued compliance with the terms of his agreement (including his restrictive covenants), Mr. Kroeker will receive the following benefits in accordance with the terms of his current employment agreement and equity award agreements: (i) twelve-months of base salary continuation at his current annual base salary of $470,000; (ii) a pro-rated annual bonus for 2026, subject to the actual achievement of the applicable performance conditions and paid at the same time as the 2026 annual will be paid to other executives of the Company; (iii) acceleration of each of his outstanding and unvested restricted stock units; and (iv) pro-rata acceleration of each of his outstanding and unvested performance stock units, subject to actual achievement of the applicable performance conditions.
The foregoing description of the Separation Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of his agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: September 16, 2026	By:	/s/ Alessandro Lagi
		Name:	Alessandro Lagi
		Title:	Chief Financial Officer

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